UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

      THESTREET.COM, INC.

(Exact name of registrant as specified in its charter)

      DELAWARE

(State or other jurisdiction of incorporation)

0-25779	06-1515824
(Commission File Number)	(IRS Employer Identification No.)

14 WALL STREET

15TH FLOOR

      NEW YORK, NEW YORK 10005

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 321-5000

      Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a) The Board of Directors of TheStreet.com, Inc. (the “Company”), on January 25, 2005, amended the Company’s Code of Business Conduct and Ethics to provide for the reporting of personal securities transactions by certain persons, in accordance with Section 204A-1 of the Investment Advisers Act of 1940. The new provisions can be found under the heading “Compliance with Trading Policies and Restrictions.”

Item 9.01.	Exhibits.
(c)	Exhibits
	Exhibit 14.1	TheStreet.com, Inc. Code of Business Conduct and Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THESTREET.COM, INC. (Registrant)

By: /s/ Thomas J. Clarke, Jr. Thomas J. Clarke, Jr. Chairman and Chief Executive Officer

January 31, 2005

Date

Exhibit Index

Exhibit Number	Description
14.1	TheStreet.com, Inc. Code of Business Conduct and Ethics